UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Futurewave Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43370	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY 10036	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 574-4425

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, one right entitling the holder to receive one-fourth (1/4) of one ordinary share, and one warrant	FWACU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	FWAC	Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share	FWACR	Nasdaq Stock Market LLC
Warrants, each exercisable for one share at an exercise price of $11.50 per share	FWACW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2026, Futurewave Acquisition Corporation, a Cayman Islands exempted company (“FWAC” or “Parent”), Olympian Group Inc., a Cayman Islands exempted company (the “Company”), Northwest Cascade Limited, a company organized under the laws of the British Virgin Islands, and Credo Universal Limited, a company organized under the laws of the British Virgin Islands (each, a “Principal Shareholder” and collectively, the “Principal Shareholders”), and Hantao Cui, an individual, solely in her capacity as the shareholder representative, agent and attorney-in-fact of the Principal Shareholders (the “Principal Shareholders’ Representative”), Olympian Global Inc., a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Purchaser”), and FWAC Merger Sub Ltd., a Cayman Islands exempted company and wholly owned subsidiary of Purchaser (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

Reincorporation Merger and Acquisition Merger

Pursuant to the Merger Agreement, the parties will consummate a business combination transaction through the following transactions: (i) Parent will merge with and into Purchaser, with Purchaser surviving such merger as the surviving company (the “Reincorporation Merger”); and (ii) concurrently with the Reincorporation Merger, Merger Sub will merge with and into the Company, with the Company surviving such merger as a wholly owned subsidiary of Purchaser (the “Acquisition Merger,” and together with the Reincorporation Merger, the “Mergers”).

Subject to, and in accordance with, the terms and conditions of the Merger Agreement, at the effective time of the Reincorporation Merger, (i) each issued and outstanding unit of Parent will automatically separate into one ordinary share, one warrant and one right of Parent, (ii) each Parent ordinary share will be converted into one Purchaser Class A ordinary share, (iii) each Parent warrant will be converted into one Purchaser warrant, and (iv) each Parent right will be converted into one Purchaser right, in each case in accordance with the terms of the Merger Agreement. At the Closing, each Purchaser right will be cancelled in exchange for one-fourth (1/4) of one Purchaser Class A ordinary share, subject to the treatment of fractional shares set forth in the Merger Agreement.

Subject to, and in accordance with, the terms and conditions of the Merger Agreement, at the effective time of the Acquisition Merger, each issued and outstanding ordinary share of the Company, other than excluded shares, will be cancelled in exchange for the right to receive the applicable portion of 40,000,000 Purchaser ordinary shares, valued at $10.00 per share, based on an agreed Company net value of $400,000,000, subject to allocation among the Company shareholders in accordance with the Merger Agreement. The Closing Payment Shares issued to the Company’s key founders identified in the Merger Agreement will be Purchaser Class B ordinary shares, and all other Closing Payment Shares will be Purchaser Class A ordinary shares. Each Purchaser Class A ordinary share will carry one vote, and each Purchaser Class B ordinary share will carry ten votes and be convertible, at the holder’s option, into one Purchaser Class A ordinary share.

Immediately after the effective time of the Reincorporation Merger, the board of directors of Purchaser is expected to consist of five (5) directors, including one (1) independent director appointed by Parent and four (4) directors appointed by the Company, with at least a majority of the directors qualifying as independent directors under applicable securities laws and Nasdaq rules. The officers and directors of Purchaser will be those persons designated in accordance with the Merger Agreement.

Representations and Warranties

In the Merger Agreement, the Company and the Principal Shareholders, jointly and severally, make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and related transaction documents; (c) consents and approvals required in connection with the execution and performance of the Merger Agreement; (d) absence of conflicts; (e) capitalization and capital structure; (f) charter documents and corporate records; (g) financial statements and books and records; (h) absence of certain changes or events; (i) title to assets and properties and real property matters; (j) material contracts; (k) intellectual property; (l) licenses and permits and compliance with laws and regulatory matters; (m) tax matters; (n) employment matters; (o) litigation; (p) subsidiaries; (q) customers and suppliers; (r) accounts receivable and payable and loans; (s) environmental matters; (t) certain business practices; (u) money laundering laws; (v) investment company status; and (w) other customary representations and warranties.

In the Merger Agreement, Parent, Purchaser and Merger Sub jointly and severally make certain representations and warranties relating to, among other things: (a) proper corporate organization and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Merger Agreement and related transaction documents; (c) consents and approvals required in connection with the execution and performance of the Merger Agreement; (d) absence of conflicts; (e) capitalization; (f) issuance of shares; (g) information supplied for inclusion in the Registration Statement and other filings; (h) the trust account; (i) listing matters; (j) board approval; (k) SEC (defined below) filings and financial statements; (l) litigation; (m) compliance with laws; (n) money laundering laws and sanctions matters; (o) investment company status; (p) tax matters; (q) material contracts; (r) brokers and finders, and (s) other customary representations and warranties.

Conduct Prior to Closing; Covenants

The parties have made customary covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of the business of the Company and its subsidiaries prior to the closing of the Mergers.

The Merger Agreement also contains covenants providing for, among other things:

●	the parties to cooperate to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 in connection with the transactions contemplated by the Merger Agreement, which registration statement will include a proxy statement/prospectus relating to the transactions contemplated by the Merger Agreement;

●	the parties to use reasonable best efforts to obtain required approvals and consummate the transactions contemplated by the Merger Agreement;

●	the parties to take certain actions to maintain the listing of Purchaser’s securities on Nasdaq following the closing;

●	the Company to deliver certain financial statements;

●	certain Company shareholders and the Sponsor to be subject to certain lock-up restrictions in connection with the closing;

●	the Company to obtain the requisite approval of its shareholders; and

●	The Company to provide loans up to $1.6 million to the Sponsor in tranches tied to deal milestones.

Conditions to the Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including, among others: (i) the absence of any applicable law or order prohibiting consummation of the transactions; (ii) the absence of any action brought by a third party seeking to enjoin or otherwise restrict consummation of the transactions; (iii) receipt of required approvals of Parent shareholders and Company shareholders; (iv) the registration statement having been declared effective by the SEC; (v) the expiration or termination of any applicable waiting periods under the HSR Act or other applicable antitrust laws; (vi) the execution and effectiveness of the applicable ancillary agreements; (vii) the accuracy of the parties’ respective representations and warranties, subject to the standards set forth in the Merger Agreement; (viii) material compliance by the parties with their respective covenants; (ix) the absence of a material adverse effect with respect to the Company or Parent; and (x) Purchaser remaining listed on Nasdaq and the approval by Nasdaq of the listing of the Closing Payment Shares, in each case subject to the terms and conditions set forth in the Merger Agreement.

No Survival

The representations and warranties of the parties contained in the Merger Agreement will not survive the closing. The covenants and agreements of the parties required to be performed at or prior to the closing will also not survive the closing. Certain covenants and agreements that by their terms are required to be performed after the closing will survive in accordance with their terms.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing, including, among others: (i) by mutual written consent of Parent and the Company; (ii) by either Parent or the Company if the closing has not occurred on or before June 26, 2027, as such date may be extended in accordance with the Merger Agreement, subject to certain exceptions; (iii) by either Parent or the Company if a governmental authority has issued a final, non-appealable order prohibiting the transactions; (iv) by Parent or the Company upon certain uncured material breaches of representations, warranties, covenants or agreements by the other party; and (v) by either party if the other party causes a delay in the business combination process that exceeds six (6) months, subject to certain exceptions for regulatory, policy or governmental approvals or filings.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the contract among the respective parties and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement.

Company Support Agreement

In connection with the execution of the Merger Agreement, certain shareholders of the Company entered into a company support agreement with Parent, pursuant to which such shareholders agreed, among other things, to vote or cause to be voted the Company shares held by them in favor of the Merger Agreement, the Acquisition Merger and the other transactions contemplated by the Merger Agreement, and to take certain other actions in furtherance of the transactions contemplated thereby (the “Company Support Agreement”).

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Parent Support Agreement

In connection with the execution of the Merger Agreement, Futurewave Capital Solutions Limited, a BVI business company (the “Sponsor”) entered into a parent support agreement, pursuant to which the sponsor agreed, among other things, to vote the Parent ordinary shares held by it in favor of the Merger Agreement, the Reincorporation Merger, the Acquisition Merger and the other transactions contemplated by the Merger Agreement, in each case subject to the terms and conditions set forth therein (the “Parent Support Agreement”).

The foregoing description of the Parent Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Parent Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Lock-Up Agreements

At the closing of the business combination, certain shareholders of the Company are expected to enter into lock-up agreements (the “Lock-Up Agreements”) with Purchaser, pursuant to which certain Purchaser ordinary shares issued to such shareholders in connection with the Acquisition Merger will be subject to transfer restrictions until the earlier of (i) six (6) months following the closing of the business combination and (ii) the date on which the closing price of Purchaser Class A ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period following the closing, subject to customary exceptions. The Sponsor will be subject to substantially the same transfer restrictions with respect to the Purchaser ordinary shares held by it following the closing, subject to any longer lock-up period applicable under Parent’s initial public offering documents.

The foregoing description of the form of Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Registration Rights Agreement

In connection with the transactions, at or prior to the closing of the business combination, Purchaser, the Sponsor, certain other holders of Parent securities and certain shareholders and members of management of the Company will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, among other things, the holders party thereto will be granted certain customary registration rights with respect to certain equity securities of Purchaser held by them following the closing of the business combination, including (i) demand registration rights, (ii) piggyback registration rights and (iii) shelf registration rights. Purchaser will be required to file, within ninety (90) calendar days following the closing, a resale shelf registration statement covering the resale of all registrable securities held by the holders party thereto and to use commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable thereafter. Subject to certain limitations set forth in the Registration Rights Agreement, specified percentages of the registrable securities held by the SPAC Holders or the Company Holders, as applicable, will have the right to request a demand registration when no effective and usable resale shelf registration statement is available. The Registration Rights Agreement will also provide for customary cutback provisions, procedures relating to underwritten offerings, including underwritten shelf takedowns and block trades, and allocation of expenses.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Amended and Restated Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Promissory Note

In connection with the transactions, the Parent, the Sponsor and the Company entered into a promissory note, pursuant to which Parent and Sponsor jointly and severally owe the Company up to $1,600,000, to be funded in six tranches upon the occurrence of specified transaction milestones. The note bears no interest. It is due upon the consummation of the Acquisition Merger or, if earlier, upon termination of the Merger Agreement or the occurrence of an acceleration event under the note. The Sponsor Loans are repayable in cash unless the makers elect to satisfy all or a portion thereof by causing the Sponsor to transfer to the Company or its designee such number of Parent Ordinary Shares at $10.00 per share. The note is not convertible into any securities of the makers, and the payee has no recourse to the Trust Account of Parent.

The foregoing description of the promissory note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Additional Agreements

The Merger Agreement also contemplates that, at or prior to the closing, certain parties will enter into additional agreements, including lock-up agreements, a registration rights agreement and other ancillary agreements, as applicable.

Item 7.01	Regulation FD Disclosure.

On September 28, 2026, the Parent and the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among FWAC, Purchaser, Merger Sub and the Company and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including FWAC’s and the Company’s expectations with respect to anticipated future financial and operating performance and results, and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (1) the inability of the Company and FWAC to consummate an initial business combination within the time provided in FWAC’s amended and restated memorandum and articles of association; (2) performance of the Company’s business; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (4) the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; (5) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of FWAC or other conditions to closing in the Merger Agreement; (6) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (7) the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the business combination; (8) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (9) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the business combination; (11) changes in applicable laws or regulations; (12) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (13) other risks and uncertainties to be identified in the Registration Statement to be jointly filed by FWAC and the Company relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by FWAC and the Company. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and FWAC, Purchaser, Merger Sub, the Company, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

The proposed transactions will be submitted to shareholders of FWAC for their consideration and approval. In connection with the transaction described herein, FWAC and the Company intend to jointly file with the SEC a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement/prospectus (the “Registration Statement”) pertaining to such transaction. After the Registration Statement is filed and declared effective, a definitive proxy statement and a proxy card will be mailed to FWAC’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. FWAC’s shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from FWAC. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to FWAC at 1185 Avenue of the Americas, Suite 349, New York, NY 10036.

INVESTORS AND SECURITY HOLDERS OF FWAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT FWAC AND PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FWAC, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

FWAC, Purchaser, Merger Sub, the Company, certain shareholders of the Company, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the FWAC’s shareholders in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FWAC’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the transactions. You can find more information about FWAC’s directors and executive officers and their ownership of FWAC’s securities in FWAC’s initial public offering prospectus dated June 25, 2026, filed with the SEC on June 26, 2026, as modified or supplemented by other reports filed with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated September 28, 2026
10.1	Company Support Agreement
10.2	Parent Support Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Amended and Restated Registration Rights Agreement
10.5	Promissory Note
99.1	Press Release, dated September 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Futurewave Acquisition Corporation

Date: September 28, 2026	By:	/s/ Daniel M. McCabe
	Name:	Daniel M. McCabe
	Title:	Chief Executive Officer